Exhibit 99.1

FiberTower Analyst Day Presentation CTIA April 2, 2009

Forward-Looking Statements Statements included in this presentation which are not historical in nature are forward-looking statements within the meaning of Section 21E of the U.S. Securities Exchange Act of 1934 and the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. These include, without limitation, statements regarding the Company’s expected charges and cost savings associated with the Company’s reduction in workforce, planned capital expenditures, expected cost per site, anticipated customer growth, expansion plans, target Field EBITDA and anticipated cash balances. There are many risks, uncertainties and other factors that can prevent the achievement of goals or cause results to differ materially from those expressed or implied by these forward-looking statements including, without limitation, anticipated negative cash flows and operating losses, additional liquidity requirements, potential loss of significant customers, downturns in the wireless communication industry, regulatory costs and restrictions, potential loss of FCC licenses, equipment supply disruptions and cost increases, and competition from alternative backhaul service providers and technologies, along with those risk factors described in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Agenda I. Company Overview Kurt Van Wagenen II. Operational Highlights Ravi Potharlanka III. 2008 Financial Performance Thomas Scott IV. Growth Initiatives Kurt Van Wagenen V. Q&A

Company Overview

FiberTower - At a Glance

Hybrid fixed wireless/fiber backhaul transport services provider to U.S. wireless carriers

Company Snapshot

- NASDAQ Listed: FTWR
- Approximately 150 Employees
- First live site: March 2003
- 24/39 GHz Licensed Spectrum
- 13 Existing U.S. Markets
- Services Include:
  - T1, DS3 & OC-n
  - High Capacity Ethernet
  - Wavelength
  - Spectrum

Key Business Drivers

- New Devices
  - BlackBerrys, iPhones, Data Cards
- Hi-Cap Carrier Networks
  - 3G, 4G, LTE, WiMax
- TDM to Ethernet Migration
- Cell Site Coverage Requirements
- OPEX & CAPEX Cost Containment
- Future-Proof, Long-Term Solutions

Financial Highlights – EOP 2008

Annual Revenue	$49.2M
Yr/Yr Revenue Growth	81.5%
Field EBITDA Positive	July 2008
Cash & Equivalents	$154M
Total Assets	$701M

Operating Metrics @ 12/31/08

T1 Equivalents	> 23,500
Deployed Cell Sites	> 3,100
Customer Locations	> 6,500
Fiber Route Miles	~ 5,500
Fiber Nodes	> 250
Fiber Partners	> 20

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FIBERTOWER CONFIDENTIAL

6 Company Snapshot San Francisco Headquarters NASDAQ Listed: FTWR Approximately 150 Employees 24 & 39 GHz wide-area licenses 3000+ Point-to-Point 6, 11, 18, 23 & 39 GHz licenses 39 GHz Licensed Spectrum (National–scope coverage) 24 GHz Licensed Spectrum (Top 77 Markets) In-service Markets (Hybrid Fiber – Fixed Wireless Microwave) Headquarters and Primary NOC In-Service Market & Major Field Office (Backup NOC in Dallas) FiberTower National Footprint

Hybrid Fiber Microwave Network Architecture Illustrative End-to-End Solution (base station to mobile switching center) Customer 1 Mobile Switching Center Customer 2 Mobile Switching Center FTWR Fixed Network Hub Fixed-Wireless Customers1 & 3 Customers 1 & 2 Customers 1 & 2 Customers 1 & 3 Customers 1, 2 & 3 Customer 1 Customers 1, 2 & 3 FTWR Fixed Network Hub Customers 1 & 2 Leased or Dark Fiber FTWR Fiber Exchange Point (FEP) FiberTower Site (tower or rooftop) Customer Location (tenant/carrier)

Business Drivers of Cell Site Backhaul Demand Carriers offering new wireless devices Carriers addressing existing and future backhaul bottlenecks Carriers migrating from TDM to Ethernet Cell site coverage becoming more important Carriers seeking to contain OPEX and CAPEX costs Carriers seeking high capacity, long-term solutions Drivers enable FiberTower to leverage its scalable network

Operational Highlights

Key Assets and Capabilities

NETWORK	RELATIONSHIPS	INFRASTRUCTURE
SITES *3200+ Physical Sites* *6000+ Customer Cell Sites* *13 Major Cities*	**CUSTOMER MSAs** *Tier1: ATT,VZW,Sprint,TMO,CLWR* *Tier2: Metro PCS, Leap, Revol*	**DATA ASSETS** *Nationwide Cell Sites* *Critical Colo Intelligence* *Fiber Routes, Carrier Hotels, MSCs*
FIBER/FIXED NETWORK *250 Nodes* *70+ MSCs, 29 Carrier Hotels*	**MASTER LEASE AGREEMENTS** *Majors: CCI, AMT, SBA, GTP* *Carriers: AT&T, VZW, TMO* *10+ Other MLAs*	**EXPERTISE** *Fixed Wireless and Dark Fiber* *Design/Build/Operate 4 9's Networks*
SPECTRUM *24 GHz in Major Metros* *38 GHz: Nationwide* *3000+ Common Carrier Licenses*	**FIBER RELATIONSHIPS** *20+ Fiber Relationships* *Lit Services and Dark Fiber*	**INFRASTRUCTURE** *Engg and Deployment Capabilities* *24/7/365 NOC* *Field Force*

FiberTower is the alternative access leader with more than six years of experience in high capacity, high quality cellular backhaul

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FIBERTOWER CONFIDENTIAL

Service Offering T1 and nXT1 Ethernet OC(n) Wavelength DS3 2003-2006 2007 2007 2008 2008 FiberTower has expanded its product portfolio over the last 24 months to address the needs of wireless carriers

Core Value Proposition

ATTRIBUTE	VALUE PROPOSITION	CUSTOMER BENEFITS
SCALABLE BANDWIDTH	Clear Easy Path to 150 Mbps	•Ability to provision bulk bandwidth and upgrade on short notice •Opportunity to reserve bandwidth in advance •Graceful support for rapid 4G data centric rollouts
MULTI SERVICE PLATFORM	End to End Service in the form of TDM or Ethernet	•Easy transition from TDM to Ethernet without requiring equipment change outs •Tested multi service platform with history of reliability and stability •Ability to provide TDM and Ethernet services simultaneously
COVERAGE	Enable Hi-Cap Solutions to Larger % of Sites	•Expand coverage by augmenting other fiber solutions to cell sites •Attractive pricing at sites that can't be reached economically with fiber •Targeted deployment, matching 4G rollouts
SPECTRUM ASSETS	Lower Profile Installations obviating need for L/Z/P	•Low profile installations leading to faster deployment •Unique solution to bring Hi-Cap to difficult sites •Cost and time avoidance of going through FCC process for licenses
COMPELLING ECONOMICS	Competitively priced Bulk Bandwidth	•Competitively priced DS3s, increasingly less expensive at higher bandwidths •Future proof costs and dramatic improvements in $/Mbps •Mid-cap pricing option to meet interim demand needs
NETWORK QUALITY	Higher Reliability and Proven Track Record	•Increased uptime and end user service reliability •Responsive provider with local operations teams •Lower operating costs

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FIBERTOWER CONFIDENTIAL

Hi-Capacity Network Architecture

2008 Financial Performance

Key 2008 Financial Accomplishments Maintained focus on revenue opportunities Increased sell-through on inventory, driving revenue per site and EBITDA Converted sold backlog Improved cost structure Implemented RIF yielding >$12 million in annualized savings Reduced office leasing and operating costs Maintained cash balances higher than forecasted Pursued success based investment opportunities Repurchased $52 million of par value debt (in Q1 2009) Identifying & implementing new site builds around anchor tenants

Realizing Operating Leverage 29% 13% 2,763 89% 2,148 76% Billing Sites - % Sites Billing 30% 58% 24% 11% $1,732 6,096 2.21 3,120 $1,337 3,851 1.79 2,813 Monthly Revenue Per Site Billing Colocations - Colo Rate Sites Deployed % Change Q4 08 Q4 07 Q2 Operating efficiencies achieved by turning up ~60% of the backlog and adding more customers/circuits on the network 9 Mos. 08

 Financial Management Focus Q2 Grow business profitably Contain/reduce operating costs Closely manage CAPEX and cash Achieve Adjusted EBITDA positive Refer to the Company’s publicly filed reports on Form 10-K and 10-Q, which are available on our website at www.fibertower.com, for the GAAP reconciliations. 9 Mos. 08 $8.3 $(15.5) $9.7 $(12.5) $11.9 $(9.7) $13.4 $(6.4) $14.3 $(4.9) $(25.0) $(20.0) $(15.0) $(10.0) $(5.0) $- $5.0 $10.0 $15.0 $20.0 Q407 Q108 Q208 Q308 Q408 Revenue vs. Adjusted EBITDA (in millions) Revenue Adjusted EBITDA $25.4 $16.7 $9.9 $7.5 $2.8 Q407 Q108 Q208 Q308 Q408 CapEx (in millions) $228.3 $198.2 $177.4 $163.6 $154.4 Q407 Q108 Q208 Q308 Q408 Cash (in millions)

Pro Forma Debt as of 12/31/2008 Company retired >$50M in par debt for $16M in Q109 Par Value Accreted Value (1) Convertible Debt Balance at 12/31/2008 $402,500 $431,122 Q109 Debt Repurchases (52,346) (56,068) Pro Forma Balance at 12/31/2008 $350,154 $375,054 Cash & Equivalents Balance at 12/31/2008 $154,357 % Paid vs. Par Q109 Debt Repurchases (14,816) 28.3% Q109 Accrued Interest Payments (1,232) Pro Forma Balance at 12/31/2008 $138,308 Adjusted Par Value Balance $350,154 PIK Interest Rate (2) 11% Expected May 15, 2009 PIK Payment $19,258 (1) Accreted value is slightly different than GAAP due to movements in value of derivative (2) PIK interest rate is 200 bps higher than cash interest rate of 9.0%

2009 Cash Requirements Continue to improve Adjusted EBITDA Exited 2008 with <$20M in run-rate EBITDA loss Growing revenue and market cash flow Pursue attractive capital investments Targeting $25-$40M in capital expenditures in 2009 Spending primarily success-based with <$10M in maintenance capex Evaluate capital market opportunities Previously repurchased debt in open market Announced PIK option for May 15, 2009 interest payment Management expects to exit 2009 with significant cash liquidity

Growth Initiatives

2009 and Beyond Strengthening our operating platform has enabled us to expand our opportunities by utilizing our unique assets to their fullest extent Wholesale opportunities Fiber-based carriers needing solutions to expand fiber-only reach Enterprise or wireless backhaul applications Government opportunities National Broadband Initiative Leverage spectrum assets Leasing program New technologies

Wholesale Service Offering



Fiber Carrier Solution
Fiber Extension Application
FiberTower Solution
Services Offered:
• TDM (OC-3, DS-3)
• Ethernet (100 Mb/s)
Cellular Backhaul Application
Fiber Network
Radio Network

Benefits to FiberTower	Benefits to Fiber Carrier
• Expand position in the value chain by leveraging core capabilities into partnerships with fiber providers • Open up a new channel for cell backhaul business • Expand product set to serve enterprise customers without significantly increasing cost structure • Generate value from spectrum assets outside of current 13 markets	• Cost-effective alternative to fiber for reaching sites that are either cost-prohibitive or difficult to reach with fiber • High bandwidth "pipe" which integrates easily with existing backbone and edge network solutions • Diversity solution for critical sites • Reliable solution from industry-leading microwave operator

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FIBERTOWER CONFIDENTIAL

Government & Spectrum Business Overview

- GSA Networx Contract
  - Serves +185 Federal Agencies
  - MSAs: Verizon Business and Qwest
    - Fixed wireless partner
  - Other federal contracts exist outside Networx
  - Sample opportunities: JutNet (DOJ); U.S. Army; DHS
- National Broadband Initiative: Underserved and Unserved Areas
  - Commerce Dept (NTIA): $4.7 B grants
  - Agriculture Dept (RUS): $2.5 B grants, loans
  - Preferences: Enable broadband to Commercial Mobile; Public Safety; Medical; Municipal; Schools; Libraries; Local Business
  - MuniFrame® : Multi-Use Backhaul Platform
- Expanding Our Spectrum Leasing Program
    - Signed 1Q09 with Spectrum Bridge to begin spectrum lease brokerage representation for 38 GHz nationwide

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FIBERTOWER CONFIDENTIAL

Government Service Offering



Fiber Carrier Solution
Physical Diversity Application
FiberTower Solution
1st Responder Backhaul Application
FiberTower MuniFrame™ Infrastructure
Fiber Network
Radio Network to Underserved or Unserved Areas

Services Offered:
- TDM (OC-3, DS-3)
- Ethernet (10-100 Mb/s to 1 Gb/s)
- MuniFrame®

Benefits to FiberTower	Benefits to Government
• New channel for protected and physically diverse links • New channel for 1st responder network backhaul • New channel for campus-style solutions • Locate backhaul solutions for multiple end-user services at the same MuniFrame® site, driving efficiencies • Leverage national-scope spectrum assets outside the current 13 markets • Expand product set to serve government customers without significantly increasing cost structure	• Meet physically diverse network requirements • National scope broadband solution that provides backhaul to multiple services, which efficiently uses taxpayer dollars to reach historically underserved or unserved areas • Cost-effective alternative to fiber • High bandwidth "pipe" which integrates easily with existing backbone and edge network solutions • Reliable solution from industry-leading microwave operator

FIBERTOWER CONFIDENTIAL

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Q&A